UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               __________________

                                November 29, 2007


                                 BRIGHTEC, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Nevada                  033-55254-27               87-0438637
----------------------------       ------------           ------------------
(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)


  8C Pleasant Street S. - 1st Floor, South Natick, MA          01760
  ---------------------------------------------------        ----------
        (Address of principal executive offices)             (Zip code)


  Registrant's telephone number, including area code:       (508) 647-9710
                                                          ------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

            On November 29, 2007, Brightec, Inc., a Nevada corporation (f/k/a Advanced Lumitech, Inc. and hereinafter, the "Company") entered into that certain Amendment and Allonge (the "Amendment") to the Convertible Line of Credit Note (the "Note") with Ross/Fialkow Capital Partners, LLP ("Ross/Fialkow"), originally dated as of June 8, 2006, whereby Ross/Fialkow agreed to extend the Maturity Date of the Note from December 31, 2007 to June 30, 2008 in exchange for the payment by the Company to Ross/Fialkow of a renewal fee equal to Two Thousand Five Hundred Thousand Dollars ($2,500). A copy of the Amendment is attached hereto as Exhibit 10.30.

Item 9.01.  Financial Statements and Exhibits.

            (a)   Not applicable

            (b)   Not applicable

            (c)   Not applicable

            (d)   Exhibit No.  Description:

Exhibit                     Description                             Location
-------------     ------------------------------------         -----------------
Exhibit 10.30     November 29, 2007 Amendment and              Provided herewith
                  Allonge to the Convertible Line of
                  Credit Note dated as of June 8, 2006
                  from Brightec, Inc. f/k/a Advanced
                  Lumitech, Inc., to Ross/Fialkow
                  Capital Partners, LLP, Trustee of
                  Brightec Capital Trust


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2008                 BRIGHTEC, INC.


                                       By: /s/ Patrick Planche
                                           -------------------------------------
                                           Name:  Patrick Planche
                                           Title: President and Chief Executive
                                                  Officer


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